UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 22, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   01-13612               02-0398678
  -------------------------------     -----------           ----------------
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
          incorporation)              File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 25, 2005, Congoleum Corporation ("Congoleum") announced that it expects to book a charge of $15.5 million as part of its second quarter 2005 results to increase its reserves to the levels that Congoleum now anticipates will be needed to complete confirmation of the latest modified plan of reorganization. A copy of the press release announcing the above is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 8.01 OTHER EVENTS

      On July 22, 2005, Congoleum filed a modified plan of reorganization and related documents with the Bankruptcy Court to incorporate certain technical modifications to the plan filed in June 2005. A hearing to consider approval of the disclosure statement is scheduled for July 28, 2005, after which Congoleum expects to commence soliciting acceptances from certain claimant creditors.

      Congoleum also recently requested Bankruptcy Court approval for a settlement agreement with certain underwriters at Lloyd's, London. This agreement, if approved, will bring total insurance settlements to date to $139 million. A hearing has been scheduled for August 8, 2005 for the Bankruptcy Court to consider approving the settlement. Under the terms of the settlement, the certain underwriters will pay $19,950,000 into an escrow account. The escrow agent will transfer the funds to the trust for asbestos claimants to be formed by Congoleum's plan of reorganization once the plan goes effective and the Bankruptcy Court approves the settlement.

      Copies of Congoleum's Sixth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005, and proposed Disclosure Statement are attached hereto as Exhibits
99.2 and 99.3, respectively, and are incorporated by reference herein.


Item 9.01 Exhibits

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  EXHIBIT NO.                            DESCRIPTION
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      99.1      Press release dated July 25, 2005.
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      99.2      Sixth Modified Joint Plan of Reorganization Under Chapter 11
                of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005.
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      99.3      Proposed Disclosure Statement with respect to the Sixth
                Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005.
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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2005                    Congoleum Corporation

                                       By: /s/ Howard N. Feist III
                                           -----------------------------
                                           Name:  Howard N. Feist III
                                           Title: Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description

    99.1    Press release dated July 25, 2005.

    99.2 Sixth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005

    99.3 Proposed Disclosure Statement with respect to the Sixth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of July 22, 2005.